                                                                   EXHIBIT 10.28
                                                                [Execution copy]


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT
                        AND GUARANTY AND PLEDGE AGREEMENT


                  AMENDMENT NO. 2 TO CREDIT AGREEMENT AND GUARANTY AND PLEDGE AGREEMENT dated as of January 30, 2001 in respect of (i) the Credit Agreement dated as of August 13, 1999 (as heretofore amended, the "Credit Agreement") between Lamar Media Corp. (the "Borrower"), the Subsidiary Guarantors party thereto, the lenders party thereto, and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent"), and (ii) the Guaranty and Pledge Agreement dated as of September 15, 1999 (the "Holdings Guaranty and Pledge Agreement") between Lamar Advertising Company ("Holdings") and the Administrative Agent.

                  The Borrower and Holdings have requested that the Administrative Agent consent to certain amendments to the Credit Agreement and the Holdings Guaranty and Pledge Agreement. The Administrative Agent, pursuant to authority granted by, and having obtained all necessary consents of, the Required Lenders (as defined in the Credit Agreement), has agreed to such amendments and, accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Terms defined in the Credit Agreement and used herein are used herein as defined therein.

                  Section 2. Amendments. Subject to the execution and delivery hereof by the Borrower, Holdings, the Subsidiary Guarantors and the Administrative Agent, but effective as of the date hereof, the Credit Agreement and the Holdings Guaranty and Pledge Agreement shall be amended as follows:

                  Section 2.01. General. References in the Credit Agreement and the Holdings Guaranty and Pledge Agreement, respectively (including references to the Credit Agreement and Holdings and Guaranty and Pledge Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement and the Holdings Guaranty and Pledge Agreement, respectively, as amended hereby.

                  Section 2.02. Amendment to Credit Agreement - Definitions.
Section 1.01 of the Credit Agreement shall be amended by amending in their entirety the following definitions, as follows:

                  "Debt Service" means, for any period, the sum, for the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:
         (a) the amount, if any, by which the aggregate principal amount of Revolving Credit Loans outstanding hereunder at the beginning of such period shall exceed the aggregate amount of the Revolving


                                 Amendment No. 2

         Credit Commitments scheduled to be in effect at the end of such period after giving effect to any reductions of such Commitments scheduled to occur during such period pursuant to Section 2.07 plus (b) all regularly scheduled payments or regularly scheduled mandatory prepayments of principal of any other Indebtedness (including the Tranche A Term Loans, the Tranche B Term Loans and the Incremental Loans and the principal component of any payments in respect of Capital Lease Obligations, but excluding any prepayments pursuant to Section 2.09) made during such period plus (c) all Interest Expense for such period.

                  "Fixed Charges Ratio" means, as at any date, the ratio of (a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date to (b) the sum for the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (i) all Debt Service for such period plus (ii) the aggregate amount of all Capital Expenditures made during such period plus (iii) the aggregate amount paid, or required to be paid, in cash in respect of income, franchise, real estate and other like taxes for such period (to the extent not deducted in determining EBITDA for such period) plus (iv) all Dividend Payments made to Holdings during such period not included in Interest Expense.

                  "Incremental Loan Commitment" means, with respect to each Lender, the amount of the offer of such Lender to make Incremental Loans of any Series that is accepted by the Borrower in accordance with the provisions of Section 2.01(d), as such amount may be (a) reduced from time to time pursuant to Sections 2.07 and 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The aggregate amount of the Incremental Loan Commitments of all Series shall not exceed $1,000,000,000.

                  "Interest Expense" means, for any period, the sum, for the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:
         (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) under Hedging Agreements accrued during such period (whether or not actually paid or received during such period) including, without limitation, fees, but excluding reimbursement of legal fees and other similar transaction costs and excluding payments required by reason of the early termination of Hedging Agreements in effect on the date hereof plus (c) all fees, including letter of credit fees and expenses, incurred hereunder after the Effective Date plus (d) for any period, the aggregate amount of Dividend Payments made by the Borrower to Holdings to enable Holdings to make interest payments on Indebtedness of Holdings.

                  Notwithstanding the foregoing, if during any period for which Interest Expense is being determined the Borrower shall have consummated any Acquisition (including the Chancellor Acquisition) or Disposition then, for all

                                 Amendment No. 2
         purposes of this Agreement (other than for purposes of the definition of Excess Cash Flow), Interest Expense shall be determined on a pro forma basis as if such Acquisition or Disposition (and any Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in connection with such Acquisition or repaid as a result of such Disposition) had been made or consummated (and such Indebtedness incurred or repaid) on the first day of such period.

                  "Total Debt Ratio" means as at any date, the ratio of (a) all Indebtedness of the Borrower and its Restricted Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) on such date and (for all purposes other than Section 7.09) all Indebtedness of Holdings to (b) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date.

                  Section 2.03. Amendment to Credit Agreement - Incremental Loan Commitments. Clause (ii) of the first paragraph of Section 2.01(d) is hereby amended to read in its entirety as follows:

                  "(ii) the aggregate principal amount of all Incremental Loan Commitments and Incremental Loans shall not exceed $1,000,000,000."

                  Section 2.04. Amendment to Credit Agreement - Dividend Payments. Section 7.06(ii) is hereby amended to read in its entirety as follows:

                  "(ii) the aggregate amount of Dividend Payments made during any fiscal year shall not exceed the greater of (A) $500,000 and (B) the lesser of (x) 50% of Excess Cash Flow for the immediately preceding fiscal year and (y) $20,000,000; provided that, to the extent not permitted by the foregoing, the Borrower may make Dividend Payments to Holdings in the amounts and at the times necessary to make scheduled payments of interest on Indebtedness of Holdings."

                  Section 2.05. Amendment to Holdings Guaranty and Pledge Agreement. Clauses (d), (e) and (f) of Article V of the Holdings Guaranty and Pledge Agreement shall be amended in their entirety to read as follows:

                  "(d) create, incur, or suffer to exist any Indebtedness, other than in respect of the Credit Agreement, the Senior Notes, or additional Indebtedness so long as (i) the terms of such additional Indebtedness are not more restrictive upon the Borrower or any of its Subsidiaries than the restrictions set forth in the Borrower's presently-outstanding 9-5/8% Senior Subordinated Notes due 2006 (and such additional Indebtedness in any event permits the restrictions contained in the Credit Agreement upon Dividend Payments, the making of loans and advances to Holdings and its other Subsidiaries, and upon transfers of assets to Holdings and its other Subsidiaries) and (ii) such additional Indebtedness matures not earlier than the Senior Notes;


                                 Amendment No. 2

                  (e) engage in any business or other activity other than the business of (i) holding the shares of capital stock of the Borrower and activities relating to Qualified Holdings Obligations and (ii) holding shares of, or other equity interests in, other Subsidiaries of Holdings and activities relating to obligations of the type described in the definition of "Qualified Holdings Obligations" but incurred with respect to such other Subsidiaries; or

                  (f) permit any of the provisions of Section 7.09(a), 7.09(c) or 7.09(d) of the Credit Agreement to be breached."

                  Section 3. Conditions. The amendments to the Credit Agreement and the Holdings Guaranty and Pledge Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon (i) the execution of this Amendment No. 2 by the Borrower and the Administrative Agent and (ii) the payment to each Lender that authorizes the Administrative Agent to execute this Amendment No. 2 not later than 5 p.m. New York time on January 30, 2001, of an amendment fee in an amount equal to 1/20 of 1% of the sum of (x) the Revolving Credit Commitment of such Lender on such date plus (y) the aggregate outstanding principal amount of the Term Loans of such Lender on such date plus (z) the aggregate outstanding principal amount of the Incremental Loans of such Lender on such date.

                  Section 4. Miscellaneous. Except as expressly herein provided, the Credit Agreement and the Holdings Guaranty and Pledge Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.



                                 Amendment No. 2

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.


                              BORROWER AND HOLDINGS

LAMAR MEDIA CORP.                            LAMAR ADVERTISING COMPANY



By:      /s/ Keith Istre                     By:      /s/ Keith Istre
   -----------------------------                --------------------------------
   Title:                                       Title:


                              SUBSIDIARY GUARANTORS

                                    LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
                                    LAMAR TEXAS GENERAL PARTNER, INC.
                                    TLC PROPERTIES, INC.
                                    TLC PROPERTIES II, INC.
                                    LAMAR PENSACOLA TRANSIT, INC.
                                    LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                    NEBRASKA LOGOS, INC.
                                    OHIO LOGOS, INC.
                                    UTAH LOGOS, INC.
                                    SOUTH CAROLINA LOGOS, INC.
                                    MINNESOTA LOGOS, INC.
                                    MICHIGAN LOGOS, INC.
                                    FLORIDA LOGOS, INC.
                                    NEVADA LOGOS, INC.
                                    TENNESSEE LOGOS, INC.
                                    KANSAS LOGOS, INC.
                                    COLORADO LOGOS, INC.
                                    NEW MEXICO LOGOS, INC.
                                    CANADIAN TODS LIMITED
                                    LAMAR ADVERTISING OF MICHIGAN, INC.
                                    LAMAR ELECTRICAL, INC.
                                    AMERICAN SIGNS, INC.
                                    LAMAR OCI NORTH CORPORATION, successor to
                                      Lamar Aztec, Inc.
                                    LAMAR OCI SOUTH CORPORATION
                                    LAMAR ADVERTISING OF KENTUCKY, INC.
                                    LAMAR FLORIDA, INC.


                                 Amendment No. 2

                                    LAMAR ADVERTISING OF IOWA, INC.
                                    LAMAR ADVAN, INC.
                                    LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
                                    SUPERIOR OUTDOOR ADVERTISING, INC.
                                    CUSTOM LEASING & REALTY, INC.
                                    ARKANSAS OUTDOOR ADVERTISING CO., INC.
                                    LAMAR CENTRAL OUTDOOR, INC., formally known
                                      as Lamar Advertising of Texas, Inc. and
                                      successor to Dowling Company Incorporated,
                                      Lamar Martin Corporation, Lamar MW Sign
                                      Corporation, Lamar Nevada Sign
                                      Corporation, Lamar Outdoor Corporation,
                                      Lamar Whiteco Outdoor Corporation, Lamar
                                      Springfield, Inc., Lamar West, L.P.,
                                      Lindsay Outdoor Advertising, Inc., and
                                      Scenic Marketing & Consulting, Inc.
                                    LAMAR ADVANTAGE HOLDING COMPANY
                                    LAMAR EMBER, INC.
                                    LAMAR KYO, INC.
                                    LAMAR OHIO OUTDOOR HOLDING CORP.
                                    LAMAR BENCHES, INC.
                                    LAMAR I-40 WEST, INC.
                                    LAMAR ADVERTISING OF OKLAHOMA, INC.
                                    LAMAR WRIGHT POSTER CORP.
                                    LAMAR OKLAHOMA HOLDING COMPANY, INC.
                                    HARDIN DEVELOPMENT CORPORATION
                                    PARSONS DEVELOPMENT COMPANY
                                    REVOLUTION OUTDOOR ADVERTISING,
                                      INC.


                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer


                                    MISSOURI LOGOS, LLC, formally known
                                      as Lamar Missouri, LLC and
                                      successor to Missouri Logos, Inc.
                                    KENTUCKY LOGOS, LLC, formally known
                                      as Lamar Kentucky, LLC and
                                      successor to Kentucky Logos, Inc.


                                 Amendment No. 2

                                    OKLAHOMA LOGOS, L.L.C., successor to
                                      Oklahoma Logo Signs, Inc.
                                    MISSISSIPPI LOGOS, L.LC., successor to
                                      Mississippi Logos, Inc.
                                    DELAWARE LOGOS, L.L.C.
                                    NEW JERSEY LOGOS, L.L.C., successor to New
                                      Jersey Logos, Inc.
                                    GEORGIA LOGOS, L.L.C., formally known as
                                      Georgia Logos, Inc.
                                    VIRGINIA LOGOS, LLC, successor to Virginia
                                      Logos, Inc.

                                    By: Interstate Logos, L.L.C.
                                    Its: Managing Member
                                    By: Lamar Media Corp., Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer


                                    INTERSTATE LOGOS, L.L.C., successor to
                                      Interstate Logos, Inc.

                                    By: Lamar Media Corp.,
                                    Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer


                                    LAMAR ADVERTISING OF MACON, L.L.C.,
                                      successor to Outdoor West, Inc. of
                                      Tennessee and Outdoor West, Inc. of
                                      Georgia
                                    LAMAR ADVERTISING OF PENN, LLC, successor to
                                      Lamar Advertising of Penn, Inc.
                                    LAMAR ADVERTISING OF LOUISIANA, L.L.C.
                                    LAMAR TENNESSEE, L.L.C., successor to Lamar
                                      Advertising of Roland, Inc.
                                    LAMAR AIR, L.L.C.
                                    LC BILLBOARD, L.L.C.


                                 Amendment No. 2

                                    By: The Lamar Company, L.L.C.
                                    Its: Managing Member
                                    By: Lamar Media Corp.
                                    Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer


                                    THE LAMAR COMPANY, L.L.C., successor to
                                      Lamar Advertising of Alabama, Inc., Lamar
                                      Advertising of Ashland, Inc., Lamar
                                      Advertising of Greenville, Inc., Lamar
                                      Advertising of Jackson, Inc., Lamar
                                      Advertising of Joplin, Inc., Lamar
                                      Advertising of Mobile, Inc., Lamar
                                      Advertising of Missouri, Inc., Lamar
                                      Advertising of South Georgia, Inc., Lamar
                                      Advertising of South Mississippi, Inc.,
                                      Lamar Robinson, Inc., South Dakota
                                      Advertising, Inc. and The Lamar
                                      Corporation

                                    By: Lamar Media Corp.,
                                    Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer


                                    LAMAR TEXAS LIMITED PARTNERSHIP, successor
                                      to Lamar Advertising of
                                      Huntington-Bridgeport, Inc. and Lamar
                                      Advertising of West Virginia, Inc.

                                    By: Lamar Texas General Partner, Inc.
                                    Its: General Partner

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer



                                 Amendment No. 2

                                    TLC PROPERTIES, L.L.C.
                                    By: TLC Properties, Inc.
                                    Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer


                                    OUTDOOR PROMOTIONS WEST, LLC
                                    TRANSIT AMERICA LAS VEGAS, L.L.C.
                                    TRIUMPH OUTDOOR LOUISIANA, LLC
                                    TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                    By: Triumph Outdoor Holdings, LLC
                                    Its: Managing Member
                                    By: Lamar Central Outdoor, Inc.
                                    Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer


                                    TRIUMPH OUTDOOR HOLDINGS, LLC
                                    LAMAR ADVANTAGE GP COMPANY, LLC
                                    LAMAR ADVANTAGE LP COMPANY, LLC

                                    By: Lamar Central Outdoor, Inc.
                                    Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer



                                 Amendment No. 2

                                    LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

                                    By: Lamar Advantage GP Company, LLC
                                    Its: General Partner
                                    By: Lamar Central Outdoor, Inc.
                                    Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer


                                    LAMAR T.T.R., L.L.C.

                                    By: Lamar Advertising of Youngstown, Inc.
                                    Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer


                                    TEXAS LOGOS, L.P., formally known as Texas
                                      Logos, Inc.

                                    By: Oklahoma Logos, L.L.C.
                                    Its: General Partner
                                    By: Interstate Logos, L.L.C.
                                    Its: Managing Member
                                    By: Lamar Media Corp.
                                    Its: Managing Member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer



                                 Amendment No. 2

                                    Able Outdoor, Inc.
                                    Outdoor Marketing Systems, Inc.

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer

                                    Outdoor Marketing Systems, L.L.C.

                                    By:  Outdoor Marketing Systems, Inc.
                                    Its: Managing member

                                    By:      /s/ Keith A. Istre
                                       -----------------------------------------
                                             Keith A. Istre
                                             Vice President - Finance and
                                             Chief Financial Officer




                                 Amendment No. 2

                              ADMINISTRATIVE AGENT

                                    THE CHASE MANHATTAN BANK,
                                      as Administrative Agent



                                    By  /s/ William E. Rottino
                                      ------------------------------------------
                                      Title: Vice President



                                 Amendment No. 2